SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------
                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 28, 1999


                          COMMISSION FILE NUMBER 0-314



                          PULASKI FURNITURE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Virginia
                 (State or other jurisdiction of incorporation)

                                   54-0594965
                     (I.R.S. Employer Identification Number)


                        P. O. Box 1371, Pulaski, Virginia
                    (Address of principal executive offices)

                                      24301
                                   (Zip Code)

                                  540-980-7330
                         (Registrant's telephone number)



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On February 28, 1999, Dawson Furniture Company, Inc., a Virginia corporation (the "Company") and a wholly owned subsidiary of Pulaski Furniture Corporation, acquired substantially all of the assets of Dawson Heritage Furniture Company, Inc., pursuant to an Asset Purchase Agreement dated as of February 24, 1999 (the "Asset Purchase Agreement"), by and among the Company and Dawson Heritage Furniture Company, Inc., James S. Dawson, and Jack E. Dawson. Dawson Heritage Furniture Company, Inc., is in the business of manufacturing medium to low priced solid pine and oak furniture, and the assets will be used for the same purpose.

The initial purchase price for the Assets (the "Initial Purchase Price") was $14,594,689.39 in cash. Such amount may be adjusted based on the results of a certified audit of the financial statements of Dawson Heritage Furniture Company, Inc., to be completed after the closing date. The Initial Purchase Price of $14,594,689.39 was paid entirely to Dawson Heritage Furniture Company, Inc. Nationsbank extended a loan to finance the purchase.


ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired: The required financial statements of Dawson Heritage Furniture Company, Inc., are to be filed by amendment no later than 60 days after which this report is due.

(b) Pro Forma Financial Information: The required pro forma financial statements are to be filed by amendment no later than 60 days after which this report is due.

(c)     Exhibits:

                             2.1    Asset Purchase Agreement dated as of
                                    February 24, 1999, by and among Dawson
                                    Furniture Company, Inc. and Dawson Heritage
                                    Furniture Company, Inc., James S. Dawson, and Jack E. Dawson. The exhibits and schedules to the Agreement are omitted in accordance with Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 11, 1999


                                            DAWSON FURNITURE COMPANY, INC.

                                            BY: /s/ Ira S. Crawford, President
                                                --------------------------------

                                INDEX TO EXHIBITS

EXHIBIT NO.           DESCRIPTION

1. Asset Purchase Agreement dated February 24, 1999, by and among Dawson Furniture Company, Inc., and Dawson Heritage Furniture Company, Inc., James S. Dawson, and Jack E. Dawson.